Mosaic’s 4   Quarter Fiscal Year 2008
Earnings and Conference Call
Tuesday, July 29, 2008
Jim Prokopanko, President and CEO
Mike Rahm, Vice President - Market Analysis and Strategic Planning
Christine Battist, Director - Investor Relations
th
Exhibit 99.2

Slide 2
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material, energy and transportation markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks; changes in government policy, including but not limited to governmental activities to address rising food and crop nutrient prices; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.
Actual results may differ from those set forth in the forward-looking statements.

Slide 3
Financial Highlights
5/31/2008 5/31/2007 5/31/2008 5/31/2007
(In millions, except per share amounts)
Net Sales $3,466.7 $1,684.4 $9,812.6 $5,773.7
Gross Margin $1,287.7 $456.2 $3,160.5 $926.1
(% of net sales) 37.1% 27.1% 32.2% 16.0%
Net Earnings $862.5 $202.6 $2,082.8 $419.7
(% of net sales) 24.9% 12.0% 21.2% 7.3%
Diluted EPS $1.93 $0.46 $4.67 $0.95
Effective Tax Rate 29.9% 31.3% 26.7% 24.4%
Cash Flow from Operations $1,037.7 $253.5 $2,546.6 $707.9
Return on Invested Capital
(1)
N/A N/A 30.2% 8.0%
Three Months Ended Twelve Months Ended
(1) See ROIC reconciliation to earnings in addendum

Slide 4
Generated operating cash flow of:
•$1
billion in 4 quarter
•$2.5 billion in FY 2008
Prepaid $1 billion of long-term debt
Upgraded in June 2008
Initiated a quarterly dividend
Remediated material weakness
Mosaic Goals and Achievements
Generate Cash &
Pay Down Debt
Stockholder Distribution
Strengthened Internal
Controls & Processes
Investment Grade
th

Slide 5
Record phosphate and potash prices
Phosphate and Potash Published Spot Prices
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
2002 2003 2004 2005 2006 2007 2008
$ MT
DAP fob Tampa MOP c&f Brazil
Source:   Fertecon and ICIS

Slide 6
Extraordinary P&K demand outlook
Global phosphate use is projected to increase
24 percent or 8.9 million tonnes P
2
O
5
from
2006 through 2012.  That is a compound
annual growth rate of 3.1 percent or 120 basis
points higher than the 1.9 percent rate from
1995 to 2005.
Global potash use is forecast to increase 27
percent or 7.0 million tonnes K O during the
same period.  That is a compound annual
growth rate of 3.5 percent or 120 basis points
higher than the 2.3 percent rate from 1995 to
2005.
World Potash Use
17.5
20.0
22.5
25.0
27.5
30.0
32.5
35.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
Source:  IFA May 2008
MMT
K   O
2
World Phosphate Use
27.5
30.0
32.5
35.0
37.5
40.0
42.5
45.0
47.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
Source:  IFA May 2008
MMT
P O
2 5
2

Slide 7
Higher input costs but profitable farm economics
Variable Cost for a U.S. Midwest High Yield Farm Operation
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
RAVC for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
Despite the sharp increases in variable costs,
farm economics remain very profitable due to
record crop prices.
This analysis estimates revenue after variable
cost (RAVC) for a high-yield farm operation in the
Midwest and assumes the farmer sold 2007, 2008
and 2009 crops at new crop prices on July 25 (i.e.
the 2007 crop was sold at the Dec 2007 contract
price on July 25, 2007 and the 2008 and 2009
crops were sold at new crop prices on July 25,
2008).
Variable costs continue to increase due to higher
diesel fuel, seed, herbicide, crop nutrient and LP
gas prices.
For example, we estimate that the variable cost for
corn following soybeans on a high-yield farm
operation in the Midwest has more than doubled
from less than $250 per acre in 2006 to more than
$500 per acre for the 2009 crop.

Slide 8
The latest USDA statistics released on July 11 show that inventories of the 16 leading grain and oilseed crops will increase a measly 4.4 million tonnes this year and remain at low levels throughout the 2008/09 crop year. The supply response during the last two growing seasons has been good, but not good enough to reverse this unsustainable trend in global grain and oilseed stocks.
Stopping but not reversing the decline in stocks
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
14%
16%
18%
20%
22%
24%
26%
28%
30%
Percent
Stock Pct of Use
Source: USDA

Slide 9
Advantage for integrated phosphate producers
DAP Raw Materials Cost
Mosaic vs. a Non-Integrated Producer
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
1,300
2007 FY Mosaic 2007 Non-
Integrated
Current Mosaic Current Non-
Integrated
Source:  Fertecon and Mosaic
$ MT DAP
Rock Sulphur Ammonia
(1) Calculations based off of July spot pricing for raw materials
(1)
(1)

Slide 10
Phosphate: 2H Chinese exports a key factor
China Monthly DAP and MAP Exports
0
100
200
300
400
500
600
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2007 2008
Source: China Customs
China DAP/MAP Phosphate Exports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
00 01 02 03 04 05 06 07 08
Source:  IFA and Mosaic
MMT
DAP MAP
China exported 3.9 million tonnes of DAP/MAP in 2007, up 224% or 2.7 million tonnes from 2006
We project that Chinese DAP/MAP exports will drop to 2.3 million tonnes this year as a result of the
135% export tax imposed on April 20 and other efforts to increase supplies to domestic farmers
The latest statistics from China Customs show that DAP/MAP exports during the first six months of 2008 totaled 1.4 million tonnes -- about the same as a year earlier.
If our forecast of 2.3 million tonnes for the entire year is on target, China will export 900,000 tonnes during the last half of this year compared to 2.5 million tonnes during the last half of 2007

Slide 11
We project that Chinese potash imports will decline to 6.4 million tonnes KCL in 2008
The latest China Custom statistics show that imports during the first six months of 2008 declined 51%
to just 2.4 million tonnes KCL due to the delays in settling 2008 contracts
The sharp drop in imports this year coupled with strong demand prospects is expected to deplete domestic pipeline stocks by year end
More normal Chinese shipments for the rest of this year, timely settlements of 2009 contracts (at or near record volumes) and continued strong demand in all other markets are expected to keep the potash supply/demand balance extremely tight throughout 2009
Potash: Chinese imports to add fuel to the fire
China Monthly MOP Imports
0
200
400
600
800
1000
1200
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2007 2008
Source: China Customs
China Net Potash Imports
3
4
5
6
7
8
9
10
00 01 02 03 04 05 06 07 08 09
Source:  China Customs and Mosaic
MMT KCL

Slide 12 Crop Nutrients Have Never Looked So Good Focus on P&K Potash capacity expansions Phosphates de-bottlenecking Sale of Saskferco

Financial Guidance
(a) Contingent upon sourcing an adequate supply of sulfur, high operating rates, and restarting certain previously indefinitely closed phosphoric and sulfuric acid production in the second half of the fiscal year.
(b) Assumes, among other things, operating the potash facilities at high operating rates and continued successful management of the brine inflow at the Esterhazy mine.
(c) Assumes farmer economics remain robust and that management has accurately estimated the mix of forward versus spot sales.
(d) Assumes management’s estimate projected selling prices and volumes, capital spending and foreign currency exchange rates are accurate.
1st Qtr FY 2009 FY 2009
Phosphate
Sales Volume 9.0 - 9.4 million tonnes
(a)
DAP Selling Price $1,020 - $1,080 / tonne
(c)
Potash
Sales Volume 8.2 - 8.6 million tonnes
(b)
MOP Selling Price $460 - $510 / tonne
(c)
Canadian Resource Taxes and Royalties $700 million - $1.0 billion
(d)
Capital Spending $900 million - $1.1 billion
SG&A $360 - $390 million
Effective Tax Rate Low to mid 30%

Mosaic’s 4 Quarter Fiscal Year 2008 Earnings and Conference Call th

15
The Mosaic Company  (unaudited)

Selected Non-GAAP Financial Measures and Reconciliations
Return on Invested Capital
Our return on invested capital (“ROIC”) is a measure of value creation and how effectively we allocate capital in our core operations.  We believe ROIC is a metric that is most closely correlated with stockholder value.  We also use
ROIC as part of our initial capital spending and potential acquisition review processes to ensure that each capital dollar spent achieves a certain hurdle rate of return.
There are limitations in the use of ROIC due to the subjective nature of items excluded by management in calculating ROIC. This non-GAAP measure is provided as supplemental information and should not be considered in lieu of the GAAP measures. Management uses ROIC to measure how effectively we are allocating capital, and therefore, management believes this information is useful to investors.
We define ROIC as follows:
Numerator (net operating profit after taxes):
+ Operating earnings
- Taxes at effective tax rate on operating earnings
+ Equity in net earnings of nonconsolidated companies
- Minority interest in consolidated companies
= Net operating profit after taxes
Denominator (average invested capital, trailing five point average):
+ Total Assets
Less Non-interest bearing liabilities:
Accounts payable
Trade accounts payable due to Cargill, Inc. and affiliates
Cargill prepayments and accrued liabilities
Accrued liabilities
Deferred income tax liabilities - current
Deferred income tax liabilities – noncurrent
       Other noncurrent liabilities
Total non-interest bearing liabilities
- Minority interest in consolidated companies
= Invested capital
ROIC:
Net operating profit after taxes / Average invested capital
We had ROIC of 30.2% and 8.0% for fiscal 2008 and 2007, respectively. The reconciliation to the most comparable
U.S. GAAP measurements for the numerator and denominator are as follows (in millions and unaudited):

16
2008 2007
Operating earnings 2,806.7 $   616.3 $
- Taxes at effective tax rate on operating
earnings
(a)
749.4        150.4
+ Equity in net earnings of
nonconsolidated companies 124.0        41.3
- Minority interest in consolidated
subsidiaries 8.7            3.9
Net operating profit after taxes 2,172.6 $   503.3 $
Years ended May 31
(a)
  Operating earnings 2,806.7 $   616.3 $
     Tax Rate 26.7% 24.4%
     Tax effect on operating earnings 749.4 $     150.4 $
May 31 May 31
2008 2007
Total assets 10,118.2 $       8,801.7 $
Less non-interest bearing liabilities:
Accounts payable 569.2              554.3
Trade accounts payable due to
Cargill, Inc. and affiliates 12.6                29.4
Cargill prepayments and
accrued liabilities 41.6                4.5
Accrued liabilities 610.3              265.9
Accrued income taxes 87.6                112.9
Deferred income tax liabilities -
current 33.2                7.1
Deferred income tax liabilities -
noncurrent 551.0              629.1
Other noncurrent liabilities 1,001.8           923.6
Total non-interest bearing liabilities 2,907.2           2,526.8
Less:  Minority interest in
consolidated subsidiaries 24.7                22.7
Invested capital 7,186.4 $         6,252.2 $
2008 2007
ROIC 30.2% 8.0%
May 31
Average invested capital as o
Years ended
We have presented above ROIC, which is a non-GAAP
financial measure. Generally, non-GAAP financial
measures are supplemental numerical measures of a
company's performance, financial position or cash flows
that either exclude or include amounts that are not
normally excluded or included in the most directly
comparable measure calculated and presented in
accordance with U.S. generally accepted accounting
principles ("GAAP").  ROIC is not a measure of financial
performance under GAAP. Because not all companies
use identical calculations, our calculation of ROIC may not
be comparable to other similarly titled measures
presented by other companies. In evaluating these
measures, investors should consider that our
methodology in calculating such measures may differ from
that used by other companies.